UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 5, 2004

Atmospheric Glow Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-11591	62-1647888
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

924 Corridor Park Blvd.

Knoxville, Tennessee 37932-3723

(865) 777-3776

(Address, zip code and telephone number of principal executive offices)

Former name and address of Registrant:

Tice Technology, Inc.

10267 Kingston Pike

Knoxville, Tennessee 37922

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

This Form 8-K/A is being filed to amend the Form 8-K filed on March 19, 2004 by Atmospheric Glow Technologies, Inc. to include financial statements and pro forma financial information referred to in Item 7 below. The financial statements and information relate to the company’s acquisition of substantially all of the assets of Atmospheric Glow Technologies, LLC, a Tennessee limited liability company.

Item 7. Financial Statements and Exhibits.

(a) and (b) The financial statements and pro forma financial information relating to the acquisitions are included as Exhibits 99(i) through (iii).

(c) The following documents are furnished as exhibits to this report:

Exhibit Number	Description of Documents	Page Number
99(i)	Audited Financial Statements of Atmospheric Glow Technologies, LLC as of December 31, 2003 and 2002 and for the years ended December 31, 2003 and 2002	4

99(ii)	Unaudited Pro Forma Combined Condensed Financial Information as of December 31, 2003	20

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atmospheric Glow Technologies, Inc.

	By:	/s/ Thomas W. Reddoch
Thomas W. Reddoch
Date: May 20, 2004		Chairman and Chief Executive Officer

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